UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015 (August 6, 2015)

5V Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54175	27-3828846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7th Floor, Tower B, Four Points Sheraton Hotel Futian, Shenzhen, China	518038
(Address of principal executive offices)	(Zip Code)

+86-13510608355
(Company’s telephone number, including area code)

Not applicable
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On August 6, 2015, 5v Inc. (the “Company”) dismissed its independent registered public accounting firm, Keith K. Zhen (“Zhen”).  The dismissal was approved by the Board of Directors (the “Board”) of the Company.

In  connection  with the audit of the fiscal years ended September 30, 2014 and 2013 and through the date hereof, there were (i) no disagreements with Zhen on any matter of accounting  principles or practices,  financial statement  disclosure, or auditing scope or procedure, which disagreements if not  resolved  to the  satisfaction  of Zhen would  have caused them to make reference to the subject matter of the disagreement(s) in connection with their report; (2) no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K except certain material weaknesses in the internal controls over financial reporting as disclosed in the Form 10-K for the fiscal year ended September 30, 2013.

Zhen’s report on the financial statements of the Company for the years ended September 30, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has provided Zhen with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that Zhen furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Zhen’s letter dated August 11, 2015 is attached as Exhibit 16.1 to this Form 8-K.

On August 6, 2015, the Company engaged Jimmy P. Lee CPA PC (“Lee”) as the Company’s independent registered public accountant effective immediately.  The engagement was approved by the Board.  Prior to August 9, 2015, the Company did not consult with Lee regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Zhen to respond fully to any inquiries of Lee.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter of.Keith K. Zhen dated August 11, 2015, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5V INC.

Date: August 12, 2015	By:	/s/ Jun Jiang
Jun Jiang
President and Chief Executive Officer

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